UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K
____________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 5, 2025
____________________________________________________________________________________________________________

Virgin Galactic Holdings, Inc.
(Exact name of registrant as specified in its charter)
 ____________________________

Delaware	001-38202	85-3608069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Flight Way Tustin, California	92782
(Address of principal executive offices)	(Zip Code)
(949) 774-7640
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 ____________________________

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SPCE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 5, 2025, Virgin Galactic Holdings, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved (i) the Third Amended and Restated Virgin Galactic Holdings, Inc. 2019 Incentive Award Plan (the “Third A&R Plan”), and (ii) the Virgin Galactic Holdings, Inc. 2025 Employee Stock Purchase Plan (the “ESPP”), each of which were adopted by the Company’s Board of Directors (the “Board”), on April 10, 2025 and became effective on the date of Company stockholder approval.
Third A&R Plan
The Third A&R Plan amends and restates the Second Amended and Restated Virgin Galactic Holdings, Inc. 2019 Incentive Award Plan (the “Second A&R Plan”) and makes the following material changes to the Second A&R Plan:

(i)	Increases the number of shares available by 5,500,000 shares with an aggregate of 7,670,437 shares reserved for issuance under the Third A&R Plan;
(ii)
Increases the number of shares which may be granted as incentive stock options under the Third A&R Plan, such that an aggregate of 7,670,437 shares may be granted as incentive stock options under the Third A&R Plan; and

(iii)
Extends the right to grant awards under the Third A&R Plan through June 5, 2035; provided that incentive stock options (as defined under Section 422 of the Internal Revenue Code of 1986, as amended) may not be granted under the Second A&R Plan after April 10, 2035.

The terms and conditions of the Third A&R Plan are described in the section entitled “Proposal No. 4: Approval of the Third Amended and Restated Virgin Galactic Holdings, Inc. 2019 Incentive Award Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2025 (the “Proxy Statement”).
ESPP
The aggregate number of shares of common stock authorized for issuance under the ESPP is 2,500,000.
The ESPP is administered by the Compensation Committee of the Board. The plan administrator may designate certain of our subsidiaries as participating “designated subsidiaries” in the ESPP and may change these designations from time to time. Employees of the Company and its designated subsidiaries are eligible to participate in the ESPP if they meet the eligibility requirements under the ESPP established from time to time by the plan administrator. However, an employee may not be granted rights to purchase shares under the ESPP if such employee, immediately after the grant, would own (directly or through attribution) shares possessing 5% or more of the total combined voting power or value of all classes of the Company’s common shares or other classes of shares. Eligible employees become participants in the ESPP by enrolling and authorizing payroll deductions by the deadline established by the plan administrator prior to the first day of the applicable offering period. Non-employee directors, as well as consultants, are not eligible to participate in the ESPP.
The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”). Stock will be offered under the ESPP during offering periods. The length of the offering periods under the ESPP will be determined by the plan administrator and may be up to 27 months long. Employee payroll deductions will be used to purchase shares on each purchase date during an offering period. The number of purchase periods within, and purchase dates during, each offering period will be established by the plan administrator. Offering periods under the ESPP will commence when determined by the plan administrator. The plan administrator will determine the other terms of any offering periods.
The ESPP also contains provisions with respect to enrollment, contributions, withdrawal, effects of termination of employment, transferability, adjustments and treatment of awards upon certain corporate transactions, including stock splits, recapitalizations and mergers, transferability of awards and tax withholding requirements. The plan administrator may amend, suspend or terminate the ESPP at any time. However, stockholder approval will be obtained for any amendment that increases the aggregate number of shares, or changes the type of shares, that may be sold pursuant to rights under the ESPP or changes the ESPP in any way that would be considered to be the adoption of a new plan within the meaning of Treasury Regulation Section 1.423-2(c)(4) or causes the ESPP to no longer be an “employee stock purchase plan” within the meaning of Section 423(b) of the Code. The ESPP will continue until it is suspended or terminated.
The terms and conditions of the ESPP are described in the section entitled “Proposal No. 5: Approval of the Virgin Galactic Holdings, Inc. 2025 Employee Stock Purchase Plan” in the Proxy Statement.
The foregoing descriptions of the Third A&R Plan and the ESPP do not purport to be complete and are qualified in their entirety by reference to the complete text of the Third A&R Plan and the ESPP which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On June 5, 2025, the Company held its Annual Meeting. The holders of the Company’s common stock considered and voted on five proposals at the Annual Meeting and cast their votes on each such proposal, each of which were described in the Company’s Proxy Statement. The results were as follows:
Proposal 1 – Election of directors to hold office until the Company’s annual meeting of stockholders to be held in 2026 and until their respective successors have been duly elected and qualified, or until their earlier death, resignation or removal.

NAME OF DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Raymond Mabus, Jr.	5,783,705	363,376	12,308,545
Michael Colglazier	5,864,828	282,253	12,308,545
Henio Arcangeli, Jr.	5,654,178	492,903	12,308,545
Luigi Brambilla	5,827,329	319,752	12,308,545
Tina Jonas	5,856,433	290,648	12,308,545
Craig Kreeger	5,664,427	482,654	12,308,545
Wanda Sigur	5,865,846	281,235	12,308,545
Diana Strandberg	5,664,105	482,976	12,308,545
W. Gilbert West	5,870,636	276,445	12,308,545
Proposal 2 – Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025.

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
17,672,625	590,702	192,299	—
Proposal 3 – Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
3,332,899	1,587,073	1,227,100	12,308,554
Proposal 4 – Approval of the Third Amended and Restated Virgin Galactic Holdings, Inc. 2019 Incentive Award Plan.

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
3,707,914	1,210,280	1,228,882	12,308,550

Proposal 5 – Approval of the Virgin Galactic Holdings, Inc. 2025 Employee Stock Purchase Plan.

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
5,823,732	273,952	49,394	12,308,548

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Third Amended and Restated Virgin Galactic Holdings, Inc. 2019 Incentive Award Plan
10.2	Virgin Galactic Holdings, Inc. 2025 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGIN GALACTIC HOLDINGS, INC.

Date: June 10, 2025	By:	/s/ Sarah Kim
	Name:	Sarah Kim
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary